                                                                    EXHIBIT 99.2

      WHX FILES ANSWER TO PENSION BENEFIT GUARANTEE CORPORATION COMPLAINT.

            WHEELING, W.Va., March 27 /PRNewswire-FirstCall/ -- WHX (NYSE: WHX -
NEWS), the parent company of Wheeling-Pittsburgh Steel Corporation,  on March 25
filed an answer in court contesting the Pension Benefit Guarantee  Corporation's
(PBGC) action to terminate the WHX pension plan.

            On March 7, the PBGC filed a complaint in U.S. District Court in New
York to  terminate  the WHX pension  plan and assume  responsibility  for paying benefits.

            Wheeling-Pittsburgh  Steel  employees  and  retirees  are covered by
WHX's pension plan.